UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 23, 2005

USEC Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-14287	52-2107911
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2 Democracy Center, 6903 Rockledge Drive, Bethesda, Maryland		20817
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(301) 564-3200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

On February 23, 2005, USEC Inc. ("USEC" or the "Company") entered into a letter agreement with James R. Mellor, Chairman and Chief Executive Officer of the Company, relating to the terms of Mr. Mellor's employment as Chairman and Chief Executive Officer effective for the period from December 14, 2004 through December 31, 2005. Under the terms of the letter agreement, Mr. Mellor will receive $100,000 per month for a minimum of six months as compensation for his employment as Chief Executive Officer. The Company must give Mr. Mellor two months' notice prior to the end of his employment as Chief Executive Officer, and Mr. Mellor must provide at least 30 days' notice if he chooses to end his service. During the time that he is employed as Chief Executive Officer, Mr. Mellor will not receive any separate fees for his service on the Board. In addition, his existing consulting agreement was terminated effective December 14, 2004. The letter agreement provides for a grant of 80,000 shares of restricted stock to Mr. Mellor on the date the letter agreement was entered into, which shares will vest upon the earlier to occur of five years from the date of grant or Mr. Mellor's retirement from the Board. The Company will provide Mr. Mellor with standard employee benefits and temporary housing during the term of his employment. The Company may also develop and implement a deferred compensation agreement for the purpose of allowing Mr. Mellor to defer compensation in the form of restricted stock. At the conclusion of his service as Chief Executive Officer, Mr. Mellor will resume his role as Non-Executive Chairman of the Board, will receive standard fees for such service, and the Company and Mr. Mellor may enter into a new consulting agreement.

Item 1.02. Termination of a Material Definitive Agreement.

On February 23, 2005, pursuant to the terms of the letter agreement entered into by the Company and Mr. Mellor discussed above, the consulting agreement dated July 29, 2004, by and between the Company and Mr. Mellor was terminated, effective December 14, 2004. This consulting agreement provided for the payment of $175,000 to Mr. Mellor for consulting services for a one year period.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number -- 10.76

Description -- Letter Agreement, dated February 23, 2005, by and between USEC Inc. and James R. Mellor, Chairman of the Board and Chief Executive Officer.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USEC Inc.

February 28, 2005	By:	/s/ Ellen C. Wolf

Name: Ellen C. Wolf
Title: Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

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Exhibit Index

Exhibit No.	Description

10.76	Letter Agreement, dated February 23, 2005, by and between USEC Inc. and James R. Mellor, Chairman of the Board and Chief Executive Officer.